Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Final Statement
Statement Summary:
Page
1 Contents 1
2 Distribution Summary 2 - 3
3 Bond Interest Information 4 - 5
4 Collection Account Activity 6
5 Collateral Information 7 - 8
6 Account Information
7 Delinquency Information 10 - 11
8 Additional Reporting
Deal Information:
Seller: Wachovia Bank, National Association Closing Date:
Depositor: Wachovia Asset Securitization, Inc. First Payment Date:
Servicer: Wachovia Bank, National Association Collateral Collection Period:
Owner Trustee: Wilmingron Trust Association
Indenture Trustee: Bank of America, National Association Distribution Date:
Enhancer: Financial Guaranty Insurance Company
Last Distribution Date:
Next Distribution Date:
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Liz Heisler
St. Paul, MN 55107
Bank of America
www.usbank.com/abs
iz.heisler@bankofamerica.com
6/25/2010
8/25/2010
3/26/2003
4/25/2003
June 2010
7/26/2010
Contents
12
9
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Final Statement
Distribution Date: 07/26/10
Totals
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Liz Heisler
St. Paul, MN 55107
Bank of America
www.usbank.com/abs
iz.heisler@bankofamerica.com
Balance
0.00000000
0.00
0.00000000
56.97694651
5,697,694.65
Certificate
0.00
1,100,000,000.00
62,674,641.16
12,949,183.97
62,674,641.16
0.00
75,623,825.13
0.00
5,705,531.02
56.97694650 0.07836370
0.00
0.00
Principal
Total
Distribution
57,008,209.27
57.00820927
57.05531020
Interest
31,262.76
0.03126276
Unpaid
Principal
Amount
0.00 56,976,946.51
Distribution Summary
100,000,000.00
Beginning
Certificate
Balance
56,976,946.51
56.97694651
56.97694650
Original
Certificate
Balance
1,000,000,000.00
5,697,694.65
92975QAA8
92975QAB6 1.597190%
Cusip
7,836.37
Certificate
n/a 0.000000%
Ending
Factors per Thousand
Certificate
Rate
Class
12,877,371.85 12,910,084.84 0.00 0.00 12,910,084.84 0.00
A-2
A-1
Factors per Thousand
0.637190%
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Distribution Date: 07/26/10
Final Statement
Distribution Date: 07/26/10
* The Rapid Amortization Tranche does not affect the bond distribution.
Totals
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Liz Heisler
St. Paul, MN 55107
Bank of America
www.usbank.com/abs
iz.heisler@bankofamerica.com
Excluded Balance
Rapid
Ending
Tranche
Cusip
Rate
Balance
Balance
Payments
Draws
Losses
Distribution
Balance
Amortization
Original
Beginning
Total
34,906,279.13
Excluded*
n/a n/a 0.00 34,586,386.06 -477,188.39 798,281.46 -1,200.00 319,893.07
0.00
34,586,386.06
-477,188.39
798,281.46
-1,200.00
319,893.07
34,906,279.13
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Final Statement
Distribution Date: 07/26/10
Bond Interest Information
Type of
Certificate
LIBOR
Senior/Variable
Senior/Auction
Residual
* Original Ratings of the Offered Certificates per the Prospectus Supplement dated September 25, 2002
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Liz Heisler
St. Paul, MN 55107
Bank of America
www.usbank.com/abs
iz.heisler@bankofamerica.com
92975QAA8
92975QAB6
0.34719%
1.59719%
Period
31/360
31/360
Aaa AAA
Aaa AAA
- - -
n/a
n/a
Moody's
Margin
0.29000%
Accrual
0.00000%
- - - n/a
A-1
A-2
Certificate
Class
S & P
Fitch
Original Rating*
Original Rating*
Original Rating
Cusip
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Distribution Date: 07/26/10
Final Statement
Distribution Date: 07/26/10
Bond Interest Information
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Liz Heisler
St. Paul, MN 55107
Bank of America
www.usbank.com/abs
iz.heisler@bankofamerica.com
0.00
0.00 92975QAB6 7,836.37 0.00 0.00
92975QAA8 0.00 0.00 31,262.76
Current
Carryforward Paid
Current
Outstanding
Current
Cusip
Interest Due
Interest Carryforward
Interest Carryforward
A-1
A-2
Class
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Final Statement
Distribution Date: 07/26/10
Interest
Interest Collected
(Additional Balance Interest)
(Relief Act Shortfalls)
Total Interest Collected
Principal
Principal Collected
Net Liquidation Proceeds
Substitute Adjustment Amount
Other Principal Collected
(Additional Balance Increase)
(Draw Amounts)
Total Principal Collected
Additional Funds
Additional Funds from the Funding Account
Draws from the Policy
Yield Maintenance Payment
Total Additional Funds Collected
Total Available Collections
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Liz Heisler
St. Paul, MN 55107
Bank of America
www.usbank.com/abs
iz.heisler@bankofamerica.com
0.00
74,142,769.38
75,671,639.47
0.00
0.00
0.00
0.00
Collection Activity
1,297,836.69
0.00
0.00
231,033.40
0.00
0.00
75,440,606.07
231,033.40
0.00
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Final Statement
Distribution Date: 07/26/10
Periodic Information
Beginning Collateral Balance
Ending Collateral Balance
Current Liquidation Loss Amounts
Cumulative Liquidation Loss Amounts
Net WAC
WAM
AGE
Gross CPR
Net CPR
Draw Rate
Original Information
Collateral Balance
Number of Loans
Gross WAC
WAM
Overcollateralization Information
Overcollateralization Target Amount
Beginning Overcollateralization Amount
Ending Overcollateralization Amount
Overcollateralization Increase
Overcollateralization Decrease
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Liz Heisler
St. Paul, MN 55107
Bank of America
www.usbank.com/abs
iz.heisler@bankofamerica.com
(0.00)
0.00
12,877,371.85
-
-
8,592,847.85
1,100,011,119.68
22,971
12,877,371.85
233
75,552,013.01
Collateral Information
74,142,769.38
111,406.94
15.599%
133
100
5,492,509.91
4.407%
18.773%
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Distribution Date: 07/26/10
Final Statement
Distribution Date: 07/26/10
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Liz Heisler
St. Paul, MN 55107
Bank of America
www.usbank.com/abs
iz.heisler@bankofamerica.com
Collateral Graphs
130
135
140
145
150
155
WAM
3,500,000
4,000,000
4,500,000
5,000,000
5,500,000
CUMULATIVE LOSSES
0%
5%
10%
15%
20%
25%
Gross CPR
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Final Statement
Distribution Date: 07/26/10
Funding Account
Beginning Balance
Interest Earnings
Deposits
Withdrawals
Interest Earnings to Collection Account
Ending Balance
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Liz Heisler
St. Paul, MN 55107
Bank of America
www.usbank.com/abs
iz.heisler@bankofamerica.com
0.00
0.00
0.00
0.00
Additional Account Activity
0.00
0.00
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Final Statement
Distribution Date: 07/26/10
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Liz Heisler
St. Paul, MN 55107
Bank of America
www.usbank.com/abs
iz.heisler@bankofamerica.com
%
3.319%
9.057%
0.707%
0.333%
0.213%
0.314%
4.171%
24
233,064.74
3,092,847.85
22
12
524,257.56
246,957.40
157,754.00
4
3
66 6,715,457.08
Delinquency Information
#
$
2,460,575.53
1
$
%
#
#
19 1,761,567.61
0.00 0
%
2.376%
0.000%
$
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Distribution Date: 07/26/10
Final Statement
Distribution Date: 07/26/10
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Liz Heisler
St. Paul, MN 55107
Bank of America
www.usbank.com/abs
iz.heisler@bankofamerica.com
Delinquency Graphs
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
3,500,000
30, 60, 90, 120, 150, 180+ DAYS DELINQUENT
30-59 Days 60-89 Days 90-119 Days
120-149 Days 150-179 Days 180+ Days
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
FORECLOSURES and REO's
Foreclosures REO
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Final Statement
Distribution Date: 07/26/10
Fees
Servicing Fee 3 Largest Mortgage Loan Balances
Enhancer Premium Additional Balances created during the first
Indenture Trustee Expenses Rapid Amortization Period
Owner Trustee Fee Additional Balance Increase Amount payable
Legal Fees to Certificateholders
Broker Dealer Expenses Additional Balance Increase Amount payable
Auction Agent Expenses
from Principal Collections
Condition 1 in effect?
Total Fees
Condition 2 in effect?
Condition 3 in effect?
Cumulative Subsequent Mortgage Loans
Deficiency Amount
Draws from Policy not yet Reimbursed
Liquidation Loss Amount %
Revolving (Yes / No) Net Excess Spread % - Current
Managed Amortization (Yes / No) Net Excess Spread % - 2 mth avg
Rapid Amortization (Yes / No)
Net Excess Spread % - 3 mth avg
Percentage Interest Class A-1
Percentage Interest Class A-2
Stepdown Date Active (Yes / No)
Stepdown Delinquency Test Met? (Yes / No)
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Liz Heisler
St. Paul, MN 55107
Bank of America
www.usbank.com/abs
iz.heisler@bankofamerica.com
No
No
Yes
Additional Information
3,377,372.13
0.00
0.00
No
0.00
Yes
No
0.00
0.00
Additional Reporting Items
0.00
0.499%
Amortization Period
31,480.01
7,834.33
1,000.00
0.00
1,500.00
6,000.00
0.00
47,814.34
NA
Yes
No
15.032%
14.576%
13.852%
NA